THE UNION CENTRAL LIFE INSURANCE COMPANY
                      ("Union Central")

                      CARILLON ACCOUNT
                    CARILLON LIFE ACCOUNT
                    ("Separate Accounts")

                       Supplement to:
              VA I, VA II SA, Advantage VA III,
                   Excel Accumulator VUL
               Prospectuses Dated May 1, 2006
         Excel Choice Prospectus Dated May 1, 2005
        Executive Edge Prospectus Dated May 1, 2004

                Supplement Dated May 1, 2006

The Prospectuses are revised as follows:

Distribution of the Contracts:

     The current principal underwriter for these products is Carillon Investments, Inc. ("Carillon"). Pending regulatory approvals, Carillon is expected to be merged into its affiliate Ameritas Investment Corp. ("AIC") effective July 1, 2006. All services currently provided by Carillon as principal underwriter will be provided on the same basis by AIC.



Please retain this Supplement with the current prospectus for your variable Policy issued by The Union Central Life Insurance
Company. If you do not have a current prospectus, please contact
Union Central at 1-800-825-1551.